EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPAL INCOME FUND

Supplement to Prospectus dated August 1, 2016 and

Summary Prospectus dated August 1, 2016

At a special meeting of shareholders held on October 20, 2016, shareholders approved (i) a change to the Fund’s principal investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax ( the “80% Policy”) from its current 80% Policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and Massachusetts state personal income taxes and (ii) a new investment advisory and administrative agreement.

Effective November 14, 2016, the Fund will:

•

change its name to the Eaton Vance Short Duration Municipal Opportunities Fund;

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change its investment objective to seeking to maximize after-tax total return;

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change its principal investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax;

•

change its limit on below investment grade investments to up to 50% of the Fund’s net assets;

•

change its dollar-weighted average portfolio duration to less than 4.5 years; and

•

add disclosure regarding the Fund’s ability to invest up to 20% of its net assets in taxable municipal and U.S. government obligations.

October 21, 2016	23543 10.21.16